UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 18, 2011
DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street
San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders
Diamond Foods, Inc. held its annual meeting of shareholders (the “Annual Meeting”) on January 18, 2011 in San Francisco, California. At the Annual Meeting, Diamond’s stockholders elected four Class III members of the Board of Directors and ratified the selection of Deloitte & Touche as Diamond’s independent auditors for fiscal 2011.
Proposal 1
Diamond’s shareholders elected four Class III members of the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
John J. Gilbert	16,169,793	1,506,364	1,252,427
Steven M. Neil	16,453,259	1,222,898	1,252,427
Robert J. Zollars	17,397,553	278,604	1,252,427
Edward A. Blechschmidt	17,526,729	149,428	1,252,427
Proposal 2
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2011 fiscal year.

Votes For	Votes Against	Abstensions	Broker Non-Votes
18,615,889	305,837	6,858	0

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: January 20, 2011	By:	/s/ Stephen Kim
		Name:	Stephen Kim
		Title:	Sr. Vice President, General Counsel & HR

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